UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2026

Jaguar Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36714	46-2956775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street Suite 400
San Francisco, California	94104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 371-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 8.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2026, Jaguar Health, Inc. (the “Company”) filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware with respect to the Company’s Series B-2 Convertible Preferred Stock, Series C Perpetual Preferred Stock, Series D Perpetual Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Convertible Preferred Stock, Series H Convertible Preferred Stock, Series I Convertible Preferred Stock, Series J Perpetual Preferred Stock, Series K Junior Participating Preferred Stock, Series L Perpetual Preferred Stock, Series M Perpetual Preferred Stock, Series N Perpetual Preferred Stock, and Series O Convertible Preferred Stock (collectively, the “Specified Series Preferred Stock”), which, effective upon filing, eliminated from the Company’s Third Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”) all matters set forth in the applicable certificates of designation with respect to the Specified Series Preferred Stock and returned shares of the Specified Series Preferred Stock to authorized but undesignated shares of the Company’s preferred stock.

All outstanding shares of the Specified Series Preferred Stock had been converted, exchanged or otherwise disposed of in accordance with their respective terms prior to September 15, 2026. No shares of any Specified Series Preferred Stock were outstanding immediately before the filing of the Certificates of Elimination.

The forgoing description of the Certificates of Elimination does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the Certificates of Elimination, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

As previously disclosed, on September 17, 2026, the Company effected a 1-for-15 reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding shares of common stock, par value $0.0001 per share (“Common Stock”). Upon completion of the Reverse Stock Split, the Company had a post reverse stock split number of outstanding shares of Common Stock of approximately 520,088.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Elimination of Series B-2 Convertible Preferred Stock, Series C Perpetual Preferred Stock, Series D Perpetual Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Convertible Preferred Stock, Series H Convertible Preferred Stock, Series I Convertible Preferred Stock, Series J Perpetual Preferred Stock, Series K Junior Participating Preferred Stock, Series L Perpetual Preferred Stock, Series M Perpetual Preferred Stock, Series N Perpetual Preferred Stock, and Series O Convertible Preferred Stock of Jaguar Health, Inc.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

Date: September 21, 2026	By:	/s/ Lisa A. Conte
Lisa A. Conte
Chief Executive Officer & President